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                               JACK F. BURKE, JR.
                          CERTIFIED PUBLIC ACCOUNTANT

                                                  MEMBER
2010 OAK GROVE ROAD                               MISSISSIPPI SOCIETY OF
BLDG. 3 SUITE 113                                 CERTIFIED PUBLIC ACCOUNTANTS
HATTIESBURG, MISSISSIPPI 39402
                                                  AMERICAN INSTITUTE OF
TELEPHONE 601-264-1988                            CERTIFIED PUBLIC ACCOUNTANTS
FAX 601-261-1901
                                                  DIVISION FOR CPA FIRMS
                                                  SEC PRACTICE SECTION

                                                  TAX DIVISION

April 7, 1998

                              Consent of Inclusion

I, Jack F. Burke, Jr., hereby consent to the inclusion of the financial statements of American Independent Network, Inc. (the "Company") for year ended December 31, 1996 and December 31, 1997 into the Company's Pre-Effective Amendment No. 2 to the Registration Statement on Form 10-SB to be filed with the Securities and Exchange Commission.



/s/ JACK F. BURKE, JR.
-----------------------------
Jack F. Burke, Jr.